Fiscal Year 2019 Third Quarter Earnings Release Conference Call January 8, 2019

Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward- looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This presentation may contain forward- looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the political stability and economic conditions of the various markets that AZZ serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management and employees to implement AZZ’s growth strategies. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2018 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward- looking statements, whether as a result of new information, future events, or otherwise. 2

Q3 Fiscal 2019 Upturn • Revenue growth through customer focus and new opportunities • Top-line revenue growth of 15.1% • Levering newly acquired facilities in Electrical Group • Finalized WOFE in China and Joint Venture in Saudi Arabia • Remain highly active on M&A opportunities • Metal Coatings Segment revenue growth, but margins fell on costs • Quarterly sales of $107.5 million • Implemented selling price increases to partially offset higher costs • Operating margins fell due to higher reported year-over-year zinc costs, and continued labor cost pressures • Alternative coatings performance inconsistent at this size • We experienced shortages of skilled labor in certain markets • Energy Segment growing and continues to focus on operational efficiency and alignment • Solid revenue growth in Industrial and Electrical platforms, despite nuclear market • Focus on Electrical improving costs and leveraging acquired businesses 3

Fiscal 2019 Markets • Solid demand in Metal Coatings Segment • Infrastructure spend increasing throughout year • Powder Coating regional demand is growing • Increasing demand for Galvabar, scouting for second site to match demand and increase critical mass • Energy Segment full year outlook good • Industrial Q3 refinery outage season was stronger than Q2 – domestic market in much better shape than prior year, international opportunities are growing • Electrical platform experiencing solid domestic demand and more international opportunities 4

Total Company Revenue by Market Industrial - General Industry, Oil & Gas, Construction Transmission & Distribution Power Generation 17% FY 2019 Expectation 25% 22% Industrial 61% 15% 60% T&D Power Gen Q3 FY2018 Q3 FY2019 $208.2 million $239.5 million 5

Q3 Fiscal 2019 Consolidated Results (Millions Except for EPS and %) Q3 FY 2019 Q3 FY 2018 % change Revenue $239.5 $208.2 15.1% Gross Profit $49.8 $31.1 59.9% Gross Margin 20.8% 14.9% Operating Profit $22.8 $1.6 1,365.3% Operating Margin 9.5% 0.7% Net Income (Loss) $15.4 $(0.2) Diluted EPS $0.59 $ (0.01) Diluted Shares Outstanding 26.151 25.965 6

YTD FY 2019 Cash Flow Highlights (Millions except for %) YTD FY19 YTD FY18 Cash flows provided by operating activities $60.4 $38.7 Less: Capital Expenditures $(13.7) $(21.5) Free Cash Flow $46.7 $17.2 Net Income $42.4 $21.7 Free Cash Flow/Net Income 110.1% 79.3% Acquisition of subsidiaries, net of cash acquired $8.0 $32.8 Dividends $13.3 $13.3 Share repurchases $0.0 $7.5 7

Q3 FY 2019 Segment Results (Millions except for %) Energy Metal Coatings Segment Segment Q3 FY 2019 Revenue $132.0 $107.5 Operating Income $11.5 $18.3 Operating Margin 8.7% 17.0% Q3 FY 2018 Revenue $107.0 $101.1 Operating Income (Loss) $(12.1) $21.7 Operating Margin (11.3)% 21.4% 8

Updated FY2019 Guidance FY 2019 Revenue $940 - $960 million Earnings per share $1.95 - $2.20 Updated from previous guidance of Revenue of $930- $970 million and EPS of $1.90-$2.25 per annum • Narrowing our guidance as we close out the fiscal year with confidence in our fourth quarter expectations • Solid backlog, expected reduction in realized zinc costs during fourth quarter, and operational improvements from initiatives across the platforms 9

FY2019 Risks • Metal Coatings cannot offset zinc and direct labor cost increases with price, and operational execution efforts falter • Q4 shipments experience customer-driven delays, pushing earnings into FY 2020 • AZZ’s ongoing recruiting and retention efforts fail to provide enough skilled and semi-skilled craft to satisfy current labor demand • Electrical Segment’s operational improvement initiatives do not generate the expected margin improvement AZZ believes it has taken steps to effectively mitigate the risks within our control 10

Q&A